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EXHIBIT 99.3

                            PRO FORMA FINANCIAL DATA

Introduction to Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma financial statements reflect adjustments to Motient's historical consolidated balance sheet as of March 31, 2005 and statements of operations for the three months ended March 31, 2005 and the twelve months ended December 31, 2004, to give effect to the May 11, 2005, purchase by Motient of $200 million of newly issued common stock of TerreStar Networks Inc. and the simultaneous spin-off by Mobile Satellite Ventures LP of TerreStar to MSV's owners. The unaudited pro forma balance sheet also gives effect to the April 2005 sale of $408.5 million of our Series A Preferred Stock.

The unaudited consolidated pro forma balance sheet reflects adjustments to Motient's historical consolidated balance sheet as if all of these transactions occurred at March 31, 2005. The unaudited consolidated pro forma statements of operations for the three months ended March 31, 2005 and the twelve months ended December 31, 2004 reflect adjustments to Motient's historical consolidated statements of operations as if the spin-off of TerreStar and Motient's subsequent investment had occurred at January 1, 2005 and January 1, 2004, respectively. No adjustments in respect of the April 2005 sale of preferred stock are necessary with respect to these pro forma statements of operations.

These unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual results of operations of Motient would have been assuming these transactions had been completed, nor do they purport to represent what Motient's consolidated financial statements will be for future periods. They should be read in conjunction with the historical financial statements and related notes of Motient.

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                                                MOTIENT CORPORATION AND SUBSIDIARIES
                                                       PRO FORMA BALANCE SHEET
                                                           MARCH 31, 2005
                                           (in thousands, except share and per share data)

                                                             (UNAUDITED)

                                                               MOTIENT         TERRESTAR
                                                             CORPORATION      NETWORKS INC.          PRO FORMA           PRO FORMA
                                                             HISTORICAL(a)    HISTORICAL(b)         ADJUSTMENTS            TOTAL
                                                            ---------------  ---------------       -------------        ------------
ASSETS
CURRENT ASSETS:
           Cash and cash equivalents                        $       12,100   $          381        $    408,500   (c)   $   355,621
                                                                                                        (42,893)  (d)
                                                                                                        (17,300)  (e)
                                                                                                         (5,167)  (f)
     Restricted cash and short-term investments                       ----            4,535              42,893   (d)        47,428

     Accounts receivable-trade, net of allowance for
     doubtful accounts of $171                                       1,574             ----                ----               1,574
     Inventory                                                          39             ----                ----                  39
     Due from Mobile Satellite Ventures LP, net                          5             ----                ----                   5
     Deferred equipment costs                                          450             ----                ----                 450
     Assets held for sale                                              261             ----                ----                 261
     Other current assets                                            1,367                1                ----               1,368
                                                            ---------------  ---------------       -------------        ------------
           Total current assets                                     15,796            4,917             386,033             406,746
RESTRICTED INVESTMENTS                                                  76             ----                ----                  76
PROPERTY AND EQUIPMENT, net                                         14,894            1,838                ----              16,732
FCC LICENSES AND OTHER INTANGIBLES, net                             66,353              196              77,868   (g)       144,417
INVESTMENT IN MSV                                                  505,446             ----                (529)  (h)       504,917
DEFERRED CHARGES AND OTHER ASSETS                                       10             ----              17,300   (e)        17,310
                                                            ---------------  ---------------       -------------        ------------
           Total assets                                     $      602,575   $        6,951        $    480,672         $ 1,090,198
                                                            ===============  ===============       =============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable and accrued expenses                  $        6,341   $          700        $       ----         $     7,041
     Deferred equipment revenue                                        501             ----                ----                 501
     Deferred revenue and other current liabilities                  5,277             ----                ----               5,277
                                                            ---------------  ---------------       -------------        ------------
           Total current liabilities                                12,119              700                ----              12,819
                                                            ---------------  ---------------       -------------        ------------
LONG-TERM LIABILITIES:
     Notes payable, including accrued interest thereon                ----            5,167              (5,167)  (f)          ----
     Shares subject to mandatory redemption                           ----             ----             408,500   (c)       408,500
     Minority interest in TerreStar                                   ----             ----              78,423   (i)        78,423
     Other long-term liabilities                                       580             ----                ----                 580
                                                            ---------------  ---------------       -------------        ------------
           Total long-term liabilities                                 580            5,167             481,756             487,503
                                                            ---------------  ---------------       -------------        ------------
           Total liabilities                                        12,699            5,867             481,756             500,322
                                                            ---------------  ---------------       -------------        ------------
COMMITMENTS AND CONTINGENCIES                                         ----             ----                ----                ----
STOCKHOLDERS' EQUITY:
     Preferred Stock; par value $0.01; authorized
     5,000,000 shares and no shares issued or outstanding             ----             ----                ----                ----
     Common Stock; voting, par value $0.01; authorized
     100,000,000 shares; 65,158,568 shares issued and
     outstanding                                                       650               24                 (24)  (j)           650
     Additional paid-in capital                                    740,442           10,145             (10,145)  (j)       740,442
     Common stock purchase warrants                                 71,333             ----                ----              71,333
     Accumulated deficit                                          (222,549)          (9,085)              9,085   (j)      (222,549)
                                                            ---------------  ---------------       -------------        ------------
           STOCKHOLDERS' EQUITY                                    589,876            1,084              (1,084)            589,876
                                                            ---------------  ---------------       -------------        ------------
           Total liabilities, and stockholders' equity      $      602,575   $        6,951        $    480,672         $ 1,090,198
                                                            ===============  ===============       =============        ============



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(a)   Historical financial information is derived from the Registrant's quarterly report filed on Form 10-Q as of March 31, 2005.

(b) Historical financial information is derived from the unaudited financial information of TerreStar Networks Inc. as of March 31, 2005.

(c) Reflects gross proceeds obtained by the Registrant for sale of Preferred Stock (see Note 21, Subsequent Events, in the Registrant's notes to the consolidated financial statements for further information).

(d) Reflects funding of escrow account by Registrant as required under the Certificate of Designations of the Series A Cumulative Convertible Preferred Stock (see Note 21, Subsequent Events, in the Registrant's notes to the consolidated financial statements for further information).

(e) Reflects deferred costs paid by the Registrant in connection with the sale of Preferred Stock (see Note 21, Subsequent Events, in the Registrant's notes to the consolidated financial statements for further information).

(f) Reflects repayments of amounts outstanding under a loan agreement between TerreStar and MSV.

(g) Reflects the purchase price of the assets and liabilities obtained by the Registrant including $77.9 million increase in the basis of the rights to receive licenses in the 2 GHz band.

(h) Reflects transfer of Registrant's proportionate share of TerreStar equity included in Investment in MSV on March 31, 2005 to Investment in TerreStar.

(i) Reflects minority interests' 39% proportionate share in TerreStar equity on March 31, 2005.

(j)   Reflects consolidated elimination of TerreStar equity by the Registrant.




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                                               MOTIENT CORPORATION AND SUBSIDIARIES
                                                PRO FORMA STATEMENT OF OPERATIONS
                                            FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                              (in thousands, except per share data)

                                                           (UNAUDITED)


                                                                                TERRESTAR
                                                          MOTIENT CORPORATION  NETWORKS INC.        PRO FORMA        PRO FORMA
                                                             HISTORICAL (a)    HISTORICAL (b)       ADJUSTMENTS        TOTAL
                                                            ---------------  ---------------       -------------    ------------

REVENUES
   Services and related revenues                            $        4,530   $         ----        $       ----     $     4,530
   Sales of equipment                                                  483             ----                ----             483
                                                            ---------------  ---------------       -------------    ------------
           Total revenues                                            5,013             ----                ----           5,013
                                                            ---------------  ---------------       -------------    ------------
COSTS AND EXPENSES
   Cost of services and operations (including stock-based
   compensation of $1,238; exclusive of depreciation and
   amortization below)                                               7,540            1,016                ----           8,556

   Cost of equipment sold (exclusive of depreciation
   and amortization below)                                             461             ----                ----             461

   Sales and advertising (including stock-based
   compensation of $121; exclusive of depreciation and
   amortization below)                                                 363             ----                ----             363

   General and administrative (including stock-based
   compensation of $10,259; exclusive of depreciation and
   amortization below)                                              14,343                2                ----          14,345

   Restructuring charges                                                85             ----                ----              85
   Depreciation and amortization                                     3,679                4                1,298  (c)     4,981
   (Gain) on disposal of asset                                          (6)            ----                ----              (6)
                                                            ---------------  ---------------       -------------    ------------
           Total Costs and Expenses                                 26,465            1,022                1,298          28,785
                                                            ---------------  ---------------       -------------    ------------

   Operating loss                                                  (21,452)          (1,022)              (1,298)        (23,772)
   Interest expense                                                   ----             (129)               ----            (129)
   Other income, net                                                    80             ----                ----              80
   Equity in losses of MSV                                          (7,168)             ----                 509  (d)    (6,659)
                                                            ---------------  ---------------       -------------    ------------

   Net (loss)                                               $      (28,540)  $       (1,151)       $       (789)     $   (30,480)
                                                            ===============  ===============       =============    ============

   Net (loss) - basic and diluted                           $        (0.48)                                         $     (0.51)
                                                            ===============                                         ============

   Weighted-Average Common Shares Outstanding - basic and
      diluted                                                       59,580                                               59,580


(a) Historical financial information is derived from the Registrant's quarterly report filed on Form 10-Q for the three months ended March 31, 2005.

(b) Historical financial information is derived from the unaudited financial information of TerreStar Networks Inc. for the three months ended March 31, 2005.

(c) Amortization expense on portion of purchase price allocated to Intangible Assets is recognized using the straight-line method over a 15-year life.

(d) Reflects the TerreStar proportionate share of losses to the Registrant included in Equity in losses of MSV for the three months ended March 31, 2005.




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                                               MOTIENT CORPORATION AND SUBSIDIARIES
                                                PRO FORMA STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 2004
                                              (in thousands, except per share data)

                                                           (UNAUDITED)


                                                                                TERRESTAR
                                                          MOTIENT CORPORATION  NETWORKS INC.          PRO FORMA       PRO FORMA
                                                             HISTORICAL (a)   HISTORICAL (b)       ADJUSTMENTS        TOTAL
                                                            ---------------  ---------------       -------------    ------------
REVENUES
   Services and related revenues                            $       32,378      $      ----        $       ----     $    32,378
   Sales of equipment                                                4,502             ----                ----           4,502
                                                            ---------------  ---------------       -------------    ------------
           Total revenues                                           36,880             ----                ----          36,880
                                                            ---------------  ---------------       -------------    ------------

COSTS AND EXPENSES
   Cost of services and operations (including stock-based
   compensation of $4,401; exclusive of depreciation and
   amortization below).                                             39,586            1,914                ----          41,500

   Cost of equipment sold (exclusive of depreciation and
   amortization below)                                               4,329             ----                ----           4,329

   Sales and advertising (including stock-based
   compensation of $372; exclusive of depreciation and
   amortization below).                                              1,879             ----                ----           1,879

   General and administrative (including stock-based
   compensation of $5,370; exclusive of depreciation and
   amortization below).                                             13,223                6                ----          13,229

   Restructuring charges                                             6,264             ----                ----           6,264
   Depreciation and amortization                                    15,564               16                5,191   (c)   20,771
   Loss on disposal of assets                                        2,669             ----                ----           2,669
   Loss on impairment of assets                                        755             ----                ----             755
   Gain on debt and capital lease retirement                          (802)            ----                ----            (802)
                                                            ---------------  ---------------       -------------    ------------
           Total Costs and Expenses                                 83,467            1,936                5,191         90,594
                                                            ---------------  ---------------       -------------    ------------

   Operating loss                                                  (46,587)          (1,936)              (5,191)       (53,714)

   Interest and other income                                           343             ----                ----             343
   Write-off of deferred financing costs                           (12,035)            ----                ----         (12,035)
   Interest expense                                                 (4,106)              (3)               ----          (4,109)
   Other income from Aether/MSV                                      1,953             ----                ----           1,953
   Equity in losses of MSV                                         (11,897)            ----                 902    (d)  (10,995)
                                                            ---------------  ---------------       -------------    ------------

   Net (loss)                                               $      (72,329)     $    (1,939)       $      (4,289)    $  (78,557)
                                                            ===============  ===============       =============    ============

   Net (loss) - basic and diluted                           $        (2.21)                                         $     (2.40)
                                                            ===============                                         ============

   Weighted-Average Common Shares Outstanding - basic and
      diluted                                                       32,771                                               32,771


(a) Historical financial information is derived from the Registrant's annual report filed on Form 10-K for the year ended December 31, 2004.

(b) Historical financial information is derived from the unaudited financial information of TerreStar Networks Inc. for the year ended December 31, 2004.

(c) Amortization expense on portion of purchase price allocated to Intangible Assets is recognized using the straight-line method over a 15-year life.

(d) Reflects the TerreStar proportionate share of losses to the Registrant included in Equity in losses of MSV for the year ended December 31, 2004.


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